UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 22, 2008

VIROPHARMA INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

730 STOCKTON DRIVE, EXTON, PENNSYLVANIA	19341
(Address of Principal Executive Offices)	(Zip Code)

(610) 458-7300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01.	Completion of Acquisition or Disposition of Assets

On October 21, 2008, ViroPharma Incorporated (“ViroPharma”) announced that it had completed the previously announced acquisition of Lev Pharmaceuticals, Inc. (“Lev”). Pursuant to the terms and conditions of the Agreement and Plan of Merger, dated July 15, 2008 (the “Agreement”), among ViroPharma, Lev, and HAE Acquisition Corp. (“Merger Sub”), on October 21, 2008 (the “Closing Date”), Merger Sub merged with and into Lev, with Lev surviving the merger as a subsidiary of ViroPharma.

ViroPharma filed a Form 8-K on October 24, 2008 (the “Initial Form 8-K”) to report the completion of the acquisition. The purpose of this Form 8-K/A is to file the pro forma financial information required by Item 9.01 of Form 8-K, which was omitted from the Initial Form 8-K pursuant to paragraph (b)(2) of Item 9.01 of Form 8-K. The pro forma financial information is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Previously filed.

(b) Pro forma financial information

The pro forma financial information required pursuant to Article 11 of Regulation S-X is filed herewith as, and incorporated herein by reference to, Exhibit 99.1 hereto.

(d)	Exhibit No.	Description
	99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: December 22, 2008	By:	/s/ J. Peter Wolf
J. Peter Wolf
Vice President, General Counsel and Secretary

Index of Exhibits

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.